   PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS
MONEY MARKET PORTFOLIOS -- SHARES
MONEY MARKET PORTFOLIOS -- SERVICE AND PREMIER SHARES

SUPPLEMENT DATED JUNE 30, 2005 TO PROSPECTUS DATED APRIL 1, 2005



The following replaces the section entitled "Portfolio Holdings" on page 32 of the Shares Prospectus and page 30 of the Service and Premier Shares Prospectus:

PORTFOLIO HOLDINGS

The Portfolios, or their duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Portfolio's holdings, current as of month-end will be available on the Portfolios' Web site at northerninstitutionalfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at least until the Portfolios file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolios may terminate or modify this policy at any time without further notice to shareholders.

A description of the Trust's Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.

--------------------------------------------------------------------------------

                                                                NIF SPT MM 6/05
[LOGO] NORTHERN
INSTITUTIONAL FUNDS/SM/
Managed by
Northern Trust
                                         50 South LaSalle Street
                                         P.O. Box 75986
                                         Chicago, Illinois 60675-5986
                                         800/637-1380
                                         northerninstitutionalfunds.com

   STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

SUPPLEMENT DATED JUNE 30, 2005 TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2005

The following replaces the section entitled "Disclosure of Portfolio Holdings" on pages 29-30 of the Statement of Additional Information:

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Portfolios' shareholders. The policy provides that neither the Portfolios nor its Investment Advisers, Distributor or any agent, or any employee thereof ("Portfolio Representative") will disclose a Portfolio's portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, "portfolio holdings information" means a Portfolio's actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Under the policy, neither a Portfolio nor any Portfolio Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Portfolio Representative may provide portfolio holdings information to third parties if such information has been included in a Portfolio's public filings with the SEC or is disclosed on the Portfolio's publicly accessible Web site. Information posted on a Portfolio's Web site may be separately provided to any person commencing the day after it is first published on the Portfolio's Web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Portfolios' Chief Compliance Officer ("CCO"). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Portfolios, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Portfolio) only upon approval by the CCO, who must first determine that the Portfolio has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and its affiliates, the Portfolios' independent registered public accounting firm, the Portfolios' custodian, the Portfolios' legal counsel, the Portfolios' financial printer-R.R. Donnelley & Sons Company, the Portfolios' proxy voting service -- Institutional Shareholder Service Inc., the following rating and ranking organizations -- Standard & Poor's and Moody's Investors Service, and the following vendors that provide portfolio analytical tools -- Vestek (aka Thomson Financial), Citigroup and Lehman Brothers. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Portfolio may release non-public portfolio holdings information of the Portfolio only with the permission of Portfolio Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Portfolio seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

All of the Portfolios currently publish on their Web site, northerninstutionalfunds.com, complete portfolio holdings for each Portfolio as of the end of each calendar quarter subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Money Market Portfolios and the Equity Index, International Equity Index, Small Company Index, and U.S. Treasury Index Portfolios

NORTHERN INSTITUTIONAL FUNDS STATEMENT OF ADDITIONAL INFORMATION currently publish on their Web site complete month-end portfolio holdings for each Portfolio subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Portfolios publish on their Web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. A portfolio may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Portfolio holdings are currently disclosed through required filings with the SEC. Each Portfolio files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Portfolio's fiscal year). Shareholders may obtain a Portfolio's Forms N-CSR and N-Q filings on the SEC's Web site at sec.gov. In addition, the Portfolios' Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

NORTHERN INSTITUTIONAL FUNDS STATEMENT OF ADDITIONAL INFORMATION